Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Report”) of Hercules Technology Growth Capital, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, Manuel A. Henriquez, the Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:
     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 14, 2006	By:	/s/ Manuel A. Henriquez Manuel A. Henriquez
Chief Executive Officer